*OLTV should include first mortgage balance on the property at the time of origination
*COLTV should include first mortgage balance and any additional mortgages on the property (whether in this collateral pool or not) at the time of origination
*Front end DTI should include only first mortgage expenses (P and I, Property Taxes and Insurance)
*Back end DTI Should include all mortgage expenses and all other debt
* Each line item's "Deal Percentage" should reflect its respective relative percentage of the deal.
* Cells corresponding to, for instance, the IO row and the IO column, should equal 100%, NOT its respective relative percentage of the deal.
* For example the purchase row and owner occupied column intersection should equal the percentage of purchase loans that are owner occupied.

Deal Name	Loan Characteristics	Loan Number	Balance	Deal Percentage	WAC	WALA	FICO	OLTV	COLTV	Front End DTI	Back End DTI	Full Doc	Owner Occ	Single Family	Purchase	Simul 2nds	IO	Init Cap	Subs Cap	Life Cap
	Aggregate	5,174	1,024,183,060.65	100	8.481	0	605	81	84.43	0	42.99	60.93	92.94	75.73	32.68	17.85	9.88	3	1	14.29

	Rate 9.5-10	472	77,154,338.84	7.53	9.775	0	576	82.84	84.4	0	41.76	51.81	84.52	75.24	35.96	7.98	2.7	3	1	15.76
	RATE 10.001-10.5	295	42,437,729.57	4.14	10.277	0	571	82.69	83.34	0	41.78	54.77	84.02	78.85	29.57	3.26	1.05	3	1	16.26
	RATE 10.501-11	229	32,293,824.09	3.15	10.769	0	567	84.08	84.43	0	41.39	59.2	81.74	77.72	39.52	2.07	0	3	1	16.75
	RATE 11.001-11.5	241	20,753,623.54	2.03	11.261	0	590	87.42	87.81	0	41.74	59.17	90.63	75.3	48.19	2.36	0	3	1	17.27
	RATE greater than 11.5	909	47,779,142.83	4.67	12.317	0	591	94.78	95.01	0	42.96	84.38	97.63	84.24	70.21	1.75	0.12	3	1	17.82
	LB <50,000	758	24,872,298.45	2.43	12.014	0	612	98.79	98.83	0	42.58	93.85	99.35	84.26	87.04	0.2	0	3	1	16.89
	LB 50,001-100K	885	66,383,702.39	6.48	10.428	0	602	85.15	90.15	0	39.96	80.53	91.54	85.65	62.75	25.12	0.59	3	1	15.87
	LB 100-200K	1,613	237,124,994.61	23.15	8.944	0	596	80.19	85.21	0	41.36	73.51	92.2	80.8	42.67	25.54	4	3	1	14.82
	LB 200-300k	878	217,965,415.65	21.28	8.269	0	601	79.5	84.05	0	43.43	63.72	92.77	73.62	33.1	23.22	10.02	3	1	14.26
	LB 300K-400K	521	180,310,700.21	17.61	7.952	0	606	80.62	83.26	0	43.8	50.92	93.81	71.6	23.49	13.79	12.6	2.99	1	13.95
	LB 400K-500k	242	107,383,645.98	10.48	7.8	0	611	81.18	83.88	0	44.5	48.62	93.74	65.93	18.76	14.27	14.25	3	1	13.81
	LB 500-600k	129	70,663,071.64	6.9	7.955	0	615	83.18	84.93	0	43.72	48.69	96.3	73.68	22.34	9.28	14.57	3	1	13.96
	LB 600-700k	61	39,504,220.57	3.86	7.998	0	615	81.72	82.69	0	44.93	44.12	96.64	73.75	22.62	6.5	21.57	3	1	14
	LB 700-800k	38	28,709,705.03	2.8	8.032	1	619	84.02	84.73	0	44.39	42.63	81.75	76.43	23.68	5.54	13.25	3	1	14.03
	LB 800-900k	18	15,424,150.00	1.51	7.26	0	604	73.67	74.42	0	44.43	61.55	94.65	82.97	5.71	5.48	28.4	3	1	13.26
	LB 900-1MM	12	11,377,756.12	1.11	8.126	0	615	75.34	76.2	0	43.62	50.13	91.73	91.21	8.61	8.61	16.3	3	1	14.13
	LB > 1MM	19	24,463,400.00	2.39	7.672	0	623	71.02	72.28	0	42.91	43.84	85.79	79.98	8.91	8.98	10.63	3	1	13.67
	FICO <500	46	6,149,221.00	0.6	10.025	0	499	71.42	72.05	0	41.02	60.25	99.04	85.79	18.58	3.88	0	3	1	16.03
	FICO 501-525	313	64,971,323.69	6.34	9.804	0	513	75.98	76.16	0	43.47	59.65	98.41	82.64	11.28	1.46	0	3	1	15.8
	FICO 526-550	338	73,424,697.83	7.17	9.403	0	539	75.78	76.04	0	43.09	58.34	99.53	84.15	15.27	2.2	0	3	1	15.39
	FICO 551-575	537	111,401,415.15	10.88	8.658	0	565	77.5	78.41	0	41.88	70.98	95.34	75.16	20.07	4.6	0	3	1	14.57
	FICO 576-600	1,274	214,383,792.77	20.93	8.498	0	588	80.77	86.16	0	43.02	73.76	96.92	78.16	39.78	27.48	7.85	2.99	1	14.19
	FICO 601-625	1,070	210,462,194.25	20.55	8.253	0	613	82.04	85.52	0	43.82	64.1	91.88	74	33.43	18.42	12.47	3	1	14.02
	FICO 626-650	857	174,188,857.48	17.01	8.159	0	637	83.9	87.55	0	42.98	55.04	88.79	77.09	36.94	18.71	12.36	3	1	13.92
	FICO 651-700	670	149,066,511.53	14.55	8.049	0	667	83.65	88.45	0	42.18	41.8	87.44	69.09	41.88	25.2	18.94	3	1	13.8
	>700	69	20,135,046.95	1.97	7.603	2	728	85.35	92.3	0	45.04	41.86	81.31	52.59	50.94	35.12	41.53	3	1	13.53
	LTV 80	1,387	290,027,305.20	28.32	8.191	0	609	80	91.74	0	43.14	65.24	97.29	74.83	55.71	59.85	13.37	3	1	14.18
	LTV 80-85	339	91,257,417.26	8.91	8.202	0	607	84.42	84.53	0	43.18	55.19	89.06	80.25	9.09	1.6	8.9	3	1	14.19
	LTV 85.01-90	601	158,853,833.37	15.51	8.501	0	614	89.65	89.73	0	43.39	59.98	85.83	72.03	30.15	1.03	7.72	3	1	14.5
	LTV 90.01-95	465	97,918,171.83	9.56	8.903	0	610	94.64	94.64	0	43.82	83.09	87.62	74.89	40.27	0.06	9.61	2.99	1	14.83
	LTV 95.01-100	1,177	77,710,480.77	7.59	10.765	0	627	99.95	99.95	0	44.01	84.29	99.13	76.59	76.2	0	4.51	3	1	14.9
	LTV >100	2	386,800.00	0.04	9.059	0	671	103.52	103.52	0	37.79	7.19	100	100	100	0	0	3	1	14.8
	2nd Home	54	17,108,843.53	1.67	8.143	1	638	83.32	84.73	0	43.74	36.02	0	58.95	39.1	9.66	0	3	1.01	14.08
	Invest Property	288	55,235,983.75	5.39	9.394	0	633	83.48	83.48	0	39.3	36.95	0	50.92	32.62	0	0.34	3	1	15.37
	2nd lien	1,075	50,075,962.69	4.89	11.929	0	622	99.69	99.69	0	44.01	85.65	99.3	81.81	82.19	0	0	3	1	18.74
	Silent 2nds	973	182,819,040.51	17.85	7.948	0	623	79.74	98.98	0	43.72	81.29	99.1	74.01	79.97	100	16.86	3	1	13.93
	Stated Doc	1,431	392,549,484.37	38.33	8.537	0	613	77.94	79.45	0	41.8	0	88.47	72.71	22.13	8.49	10.39	3	1	14.48
	Limited	21	5,460,695.00	0.53	9.234	0	617	81.89	85.13	0	41.09	0	90.8	59.02	47.53	16.19	15.27	3	1	15.03
	No Doc	9	2,139,070.00	0.21	8.382	0	663	83.35	83.35	0	0	0	100	66.06	9.28	0	0	3	1	14.38
	Purchase	2,457	334,698,206.86	32.68	8.937	0	618	86.26	94.81	0	42.89	73.21	92.62	70.85	100	43.68	10.39	3	1	14.5
	Cash Out Refi	2,378	617,054,906.06	60.25	8.223	0	599	78.02	78.83	0	42.89	52.7	92.82	77.8	0	4.6	9.92	3	1	14.18
	Rate Term Refi	339	72,429,947.73	7.07	8.573	0	594	82.03	84.17	0	44.34	74.31	95.42	80.74	0	11.41	7.13	3	1	14.47
	2-4 Family	301	84,775,262.46	8.28	8.466	0	616	78.4	80.81	0	42.89	41.06	77.34	0	28.42	13.12	5.54	2.99	1	14.4
	Condo	273	48,146,217.88	4.7	8.874	0	620	83.1	87.77	0	42.76	55.86	82.24	0	47.59	23.39	12.39	3	1	14.65
	Fixed	1,071	49,925,470.44	4.87	11.927	0	622	99.69	99.69	0	44.01	85.61	99.29	81.85	82.13	0	0	0	0	0
	Arm	4,103	974,257,590.21	95.13	8.305	0	604	80.04	83.65	0	42.94	59.67	92.61	75.42	30.15	18.76	10.39	3	1	14.29
	Back DTI 45-50	1,078	230,151,765.24	22.47	8.513	0	605	81.8	85.17	0	47.53	53.43	93.23	73.59	31.13	17.47	8.56	2.99	1	14.35
	Back DTI 50-55	917	196,706,877.05	19.21	8.295	0	602	81.86	85.74	0	52.51	78.96	93.86	73.63	33.27	20.17	10.37	3	1	14.06
	Back DTI > 55	249	51,815,411.42	5.06	8.198	0	604	82.04	86.18	0	56.62	94.62	94.31	74.75	33.44	21.34	11.23	3	1	13.82
	IO	299	101,191,089.95	9.88	7.511	0	639	80.39	86.42	0	43.99	58.88	99.81	70.88	34.38	30.46	100	3	1	13.51
	Cali	684	238,942,621.77	23.33	7.73	0	612	79.51	82.16	0	44.91	55.44	95.06	82.66	21.77	13.84	18.87	2.99	1	13.59
	N Cali	263	93,145,280.10	9.09%	7.758	0	607	79.58	81.74	0	44.97	58.68	96.16	84.74	22.26	10.97	15.22	2.99	1	13.61
	S Cali	421	145,797,341.67	14.24%	7.712	0	615	79.46	82.43	0	44.87	53.37	94.36	81.32	21.45	15.67	21.2	2.99	1	13.57
	NY	267	81,909,331.88	8	8.242	0	608	76.78	78.4	0	43.18	39.13	93.75	60.94	18.5	9.45	9.33	3	1	14.11
	FL	625	120,133,633.90	11.73	8.613	0	603	80.24	83.3	0	42.01	52.16	89.61	72.05	36.46	16.02	9.16	3	1	14.42
	Georgia	152	20,833,642.77	2.03	9.177	0	596	84.87	90.57	0	40.99	79.31	85.63	73.38	50.91	28.61	8.25	3	1	14.97
	Ohio	158	16,170,437.97	1.58	9.329	0	598	86.78	92.54	0	40.44	88.19	95.11	90.47	45.81	29.74	4.4	3	1	15.06
	Maryland	114	28,387,516.24	2.77	8.417	0	589	80.83	83.47	0	44.9	78.71	97.05	70.47	30.6	13.52	9.36	3	1	14.27
	40 yr Loans	1,467	426,194,121.64	41.61	7.785	1	611	80.2	84	0	44.13	61.58	97.42	75.23	27.14	19.89	0	2.99	1	13.77
	Purchase Loans w/Simul 2nds	821	146,191,875.78	14.27%	8.013	0	623	80.08	99.66	0	43.54	82.1	99.64	71.72	100	100	17.04	3	1	14
	Stated Doc Purchase Loans w/Silent 2nds	93	25,289,140.23	2.47%	7.932	1	672	80.28	99.04	0	41.85	0	99.05	60.79	100	100	25.46	3	1	13.94
	IO Purchase Loans w/Silent 2nds	96	24,915,669.20	2.43%	7.693	0	646	79.99	99.92	0	44.01	71.89	100	57.6	100	100	100	3	1	13.69
	Stated Doc IO Purchase Loans w/Silent 2nds	20	6,439,341.00	0.63%	7.918	0	688	79.99	99.77	0	41.95	0	100	51.8	100	100	100	3	1	13.92
	FICO Std Dev	65.57
	LTV Std Dev	13.57

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

**INSTRUCTIONS:
1. DO NOT ADD ANY COLUMNS OR ROWS!!
2. Enter % of loan pool in each cell.
3. %'s entered in ALL cells should total 100%.

non IO

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	1.99%	1.68%	2.18%	2.53%	0.06%
>= 550 / < 570	0.91%	0.70%	1.43%	1.68%	0.29%
>= 570 / < 590	1.02%	0.95%	5.51%	2.28%	4.45%
>= 590 / < 610	0.85%	0.68%	5.16%	2.01%	5.20%
>= 610 / < 630	0.52%	0.56%	3.61%	1.55%	4.17%
>= 630 / < 650	0.46%	0.17%	2.63%	0.85%	3.38%
>= 650 / < 670	0.15%	0.17%	1.41%	0.46%	1.84%
>= 670 / < 690	0.14%	0.12%	0.43%	0.21%	0.48%
>= 690 / < 710	0.02%	0.00%	0.02%	0.00%	0.12%
>= 710 / < 730	0.00%	0.02%	0.02%	0.06%	0.00%
>= 730	0.00%	0.00%	0.08%	0.02%	0.02%
						65.25%	4726

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	1.37%	1.33%	1.84%	0.02%	0.00%
>= 550 / < 570	0.54%	0.48%	0.41%	0.02%	0.00%
>= 570 / < 590	0.83%	0.72%	1.02%	0.00%	0.00%
>= 590 / < 610	0.75%	0.72%	1.02%	0.37%	0.02%
>= 610 / < 630	0.50%	0.52%	0.97%	0.64%	0.04%
>= 630 / < 650	0.31%	0.43%	0.93%	0.91%	0.50%
>= 650 / < 670	0.27%	0.29%	1.04%	0.64%	0.75%
>= 670 / < 690	0.10%	0.08%	0.62%	0.23%	0.54%
>= 690 / < 710	0.02%	0.00%	0.15%	0.08%	0.10%
>= 710 / < 730	0.00%	0.02%	0.04%	0.08%	0.00%
>= 730	0.00%	0.00%	0.06%	0.02%	0.06%
						22.38%

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.10%	0.04%	0.02%	0.00%	0.00%
>= 550 / < 570	0.02%	0.04%	0.06%	0.00%	0.00%
>= 570 / < 590	0.02%	0.00%	0.10%	0.12%	0.02%
>= 590 / < 610	0.04%	0.04%	0.04%	0.29%	0.02%
>= 610 / < 630	0.04%	0.12%	0.19%	0.27%	0.02%
>= 630 / < 650	0.00%	0.00%	0.02%	0.27%	0.02%
>= 650 / < 670	0.00%	0.00%	0.08%	0.25%	0.00%
>= 670 / < 690	0.02%	0.02%	0.02%	0.31%	0.04%
>= 690 / < 710	0.00%	0.00%	0.02%	0.04%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.08%	0.00%
						2.76%

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.04%	0.02%	0.00%	0.02%	0.00%
>= 550 / < 570	0.04%	0.10%	0.00%	0.00%	0.00%
>= 570 / < 590	0.10%	0.08%	0.00%	0.00%	0.00%
>= 590 / < 610	0.04%	0.08%	0.25%	0.10%	0.00%
>= 610 / < 630	0.08%	0.08%	0.33%	0.23%	0.00%
>= 630 / < 650	0.04%	0.08%	0.37%	0.60%	0.00%
>= 650 / < 670	0.02%	0.10%	0.15%	0.43%	0.00%
>= 670 / < 690	0.02%	0.02%	0.10%	0.12%	0.00%
>= 690 / < 710	0.00%	0.04%	0.02%	0.06%	0.02%
>= 710 / < 730	0.00%	0.00%	0.00%	0.02%	0.00%
>= 730	0.00%	0.00%	0.02%	0.06%	0.00%
						3.83%

Matching hybrid reset term

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.02%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.04%	0.00%	0.00%
>= 630 / < 650	0.02%	0.04%	0.02%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.06%	0.02%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.02%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.02%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.02%	0.00%	0.00%	0.00%	0.00%
						0.27%

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.02%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.02%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.02%	0.02%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.02%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.02%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.02%	0.00%	0.00%
>= 730	0.00%	0.00%	0.02%	0.00%	0.00%
						0.15%

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
						0.00%

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
						0.00%

Not matching hybrid terms

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.08%	0.02%	0.25%	0.08%	0.02%
>= 590 / < 610	0.06%	0.14%	0.39%	0.15%	0.00%
>= 610 / < 630	0.04%	0.06%	0.72%	0.12%	0.04%
>= 630 / < 650	0.00%	0.04%	0.35%	0.14%	0.04%
>= 650 / < 670	0.02%	0.04%	0.23%	0.08%	0.00%
>= 670 / < 690	0.00%	0.04%	0.12%	0.02%	0.00%
>= 690 / < 710	0.04%	0.02%	0.02%	0.02%	0.00%
>= 710 / < 730	0.00%	0.00%	0.08%	0.06%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
						3.48%

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.08%	0.04%	0.04%	0.00%	0.00%
>= 590 / < 610	0.08%	0.08%	0.10%	0.00%	0.00%
>= 610 / < 630	0.06%	0.12%	0.08%	0.14%	0.00%
>= 630 / < 650	0.00%	0.02%	0.17%	0.08%	0.00%
>= 650 / < 670	0.08%	0.04%	0.19%	0.02%	0.02%
>= 670 / < 690	0.02%	0.04%	0.15%	0.04%	0.00%
>= 690 / < 710	0.00%	0.00%	0.04%	0.00%	0.00%
>= 710 / < 730	0.00%	0.02%	0.04%	0.02%	0.02%
>= 730	0.00%	0.00%	0.06%	0.00%	0.00%
						1.86%

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
						0.00%

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.02%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
						0.02%

					Total	100.00%	<-- should total 100%.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

**INSTRUCTIONS:
1. DO NOT ADD ANY COLUMNS OR ROWS!!
2. Enter Loan # into each column
3. Loan #'s entered in to all cells should match deal loan # total.

DOC stat = 1	Full Doc
Occ Stat = 1	Owner occupied loans
non IO

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	103	87	113	131	3
>= 550 / < 570	47	36	74	87	15
>= 570 / < 590	53	49	285	118	230
>= 590 / < 610	44	35	267	104	269
>= 610 / < 630	27	29	187	80	216
>= 630 / < 650	24	9	136	44	175
>= 650 / < 670	8	9	73	24	95
>= 670 / < 690	7	6	22	11	25
>= 690 / < 710	1	0	1	0	6
>= 710 / < 730	0	1	1	3	0
>= 730	0	0	4	1	1
						3,376

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	71	69	95	1	0
>= 550 / < 570	28	25	21	1	0
>= 570 / < 590	43	37	53	0	0
>= 590 / < 610	39	37	53	19	1
>= 610 / < 630	26	27	50	33	2
>= 630 / < 650	16	22	48	47	26
>= 650 / < 670	14	15	54	33	39
>= 670 / < 690	5	4	32	12	28
>= 690 / < 710	1	0	8	4	5
>= 710 / < 730	0	1	2	4	0
>= 730	0	0	3	1	3
						1,158

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	5	2	1	0	0
>= 550 / < 570	1	2	3	0	0
>= 570 / < 590	1	0	5	6	1
>= 590 / < 610	2	2	2	15	1
>= 610 / < 630	2	6	10	14	1
>= 630 / < 650	0	0	1	14	1
>= 650 / < 670	0	0	4	13	0
>= 670 / < 690	1	1	1	16	2
>= 690 / < 710	0	0	1	2	0
>= 710 / < 730
>= 730	0	0	0	4	0
						143

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	2	1	0	1	0
>= 550 / < 570	2	5	0	0	0
>= 570 / < 590	5	4	0	0	0
>= 590 / < 610	2	4	13	5	0
>= 610 / < 630	4	4	17	12	0
>= 630 / < 650	2	4	19	31	0
>= 650 / < 670	1	5	8	22	0
>= 670 / < 690	1	1	5	6	0
>= 690 / < 710	0	2	1	3	1
>= 710 / < 730	0	0	0	1	0
>= 730	0	0	1	3	0
						198

Matching hybrid reset term

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610	0	1	0	0	0
>= 610 / < 630	0	0	2	0	0
>= 630 / < 650	1	2	1	0	0
>= 650 / < 670	0	0	3	1	0
>= 670 / < 690	0	0	0	1	0
>= 690 / < 710	0	0	0	0	1
>= 710 / < 730
>= 730	1	0	0	0	0
						14

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550
>= 550 / < 570
>= 570 / < 590	1	0	0	0	0
>= 590 / < 610
>= 610 / < 630	1	0	0	0	0
>= 630 / < 650	1	1	0	0	0
>= 650 / < 670	0	1	0	0	0
>= 670 / < 690
>= 690 / < 710	0	0	1	0	0
>= 710 / < 730	0	0	1	0	0
>= 730	0	0	1	0	0
						8

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630
>= 630 / < 650
>= 650 / < 670
>= 670 / < 690
>= 690 / < 710
>= 710 / < 730
>= 730
						0

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630
>= 630 / < 650
>= 650 / < 670
>= 670 / < 690
>= 690 / < 710
>= 710 / < 730
>= 730
						0

Not matching hybrid terms

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550		0	0	0	0
>= 550 / < 570
>= 570 / < 590	4	1	13	4	1
>= 590 / < 610	3	7	20	8	0
>= 610 / < 630	2	3	37	6	2
>= 630 / < 650	0	2	18	7	2
>= 650 / < 670	1	2	12	4	0
>= 670 / < 690	0	2	6	1	0
>= 690 / < 710	2	1	1	1	0
>= 710 / < 730	0	0	4	3	0
>= 730
						180

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550
>= 550 / < 570
>= 570 / < 590	4	2	2	0	0
>= 590 / < 610	4	4	5	0	0
>= 610 / < 630	3	6	4	7	0
>= 630 / < 650	0	1	9	4	0
>= 650 / < 670	4	2	10	1	1
>= 670 / < 690	1	2	8	2	0
>= 690 / < 710	0	0	2	0	0
>= 710 / < 730	0	1	2	1	1
>= 730	0	0	3	0	0
						96

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630
>= 630 / < 650
>= 650 / < 670
>= 670 / < 690
>= 690 / < 710
>= 710 / < 730
>= 730
						0

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630
>= 630 / < 650
>= 650 / < 670
>= 670 / < 690
>= 690 / < 710	0	0	1	0	0
>= 710 / < 730
>= 730
						1

					Total	5,174	<-- should equal total number of loans in pool.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.